EXHIBIT 99.01

Philip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

News Release

AllianceBernstein Announces August 31, 2009 Assets Under Management

New York, NY, September 11, 2009 – AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today reported that during the month of August, preliminary assets under management increased by approximately $13 billion, or 2.8%, to $482 billion at August 31, 2009, as positive investment returns were partially offset by modest net outflows.

	ALLIANCEBERNSTEIN L.P.
	(THE OPERATING PARTNERSHIP)
	ASSETS UNDER MANAGEMENT
	($ billions)
	At August 31, 2009				At July 31,
	(preliminary)				2009

	Institutional		Private
	Investments	Retail	Client	Total	Total

Equity
Value	$109	$37	$25	$171	$165
Growth	52	22	16	90	89
Total Equity	161	59	41	261	254

Fixed Income	122	36	31	189	184

Other(1)	15	17	-	32	31
Total	$298	$112	$72	$482	$469

	At July 31, 2009

Total	$290	$109	$70	$469

(1) Includes Index, Structured and Asset Allocation services.

About AllianceBernstein
AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world.  AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries.  AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities.  Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers independent research, portfolio strategy and brokerage-related services to institutional investors.

At June 30, 2009, AllianceBernstein Holding L.P. owned approximately 34.8% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 64.2% economic interest in AllianceBernstein.

Cautions regarding Forward-Looking Statements
Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in our Form 10-K for the year ended December 31, 2008 and Form 10-Q for the quarter ended June 30, 2009. Any or all of the forward-looking statements that we make in this news release, Form 10-K, Form 10-Q, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect our revenues, financial condition, results of operations and business prospects.

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